Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of January 8, 2016, between International Stem Cell Corporation, a Delaware corporation (the “Company”), and Andrey Semechkin (the “Purchaser”).

This Agreement is made pursuant to the Note Conversion Agreement, dated as of the date hereof, between the Company and the Purchaser (the “Conversion Agreement”).

The Company and the Purchaser hereby agrees as follows:

1. Definitions.

Capitalized terms used and not otherwise defined herein that are defined in the Conversion Agreement shall have the meanings given such terms in the Conversion Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Effectiveness Period” shall have the meaning set forth in Section 2.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated by the Commission pursuant to the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means, as of any date of determination, (a) all shares of Common Stock issued to Purchaser pursuant to the Conversion Agreement, (b) all shares of Common Stock underlying the Warrants issued to Purchaser pursuant to the Conversion Agreement, and (c) all shares of Common Stock, previously issued or issuable upon conversion of shares of Preferred Stock or exercise of warrants outstanding as of the date hereof, held by Purchaser, Purchaser’s affiliates or any member of Purchaser’s immediate family (in each case, including any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing); provided, however, that any such Registrable Securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) for so long as (a) a Registration Statement with respect to the sale of such Registrable Securities is declared effective by the Commission under the Securities Act and such Registrable Securities have been disposed of by the Holder in accordance with such effective Registration Statement, (b) such Registrable Securities have been previously sold in accordance with Rule 144, or (c) such securities become eligible for resale without volume or manner-of-sale restrictions and without current public information pursuant to Rule 144, as reasonably determined by the Company, upon the advice of counsel to the Company.

“Registration Statement” means any registration statement required to be filed hereunder pursuant to Section 2, including the Prospectus, amendments and supplements to any such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in any such registration statement.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

2. Shelf Registration. On the request of Holder and on one occasion, but only at such time as the Company meets the requirements for the registration of securities on Form S-3 (or such other registration statement allowing for an offering to be made on a continuous basis pursuant to Rule 415 and providing for the incorporation by reference (similar to Form S-3) of future filings pursuant to the Securities Exchange Act of 1934, as amended), the Company shall prepare and file with the Commission a Registration Statement covering the resale of all (or any requested portion) of the Registrable Securities by the holders thereof. Subject to the terms of this Agreement, the Company shall use its commercially reasonable efforts to cause a Registration Statement filed under this Agreement to be declared effective under the Securities Act as promptly as possible after the filing thereof, and shall use its commercially reasonable efforts to keep such Registration Statement continuously effective under the Securities Act until all Registrable Securities covered by such Registration Statement (i) have been sold, thereunder or pursuant to Rule 144, or (ii) may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144 (the “Effectiveness Period”).

3. Registration Procedures.

In connection with the Company’s registration obligations hereunder, the Company shall:

(a) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period, (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424, (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to a Registration Statement or any amendment thereto, and (iv) comply in all material respects with the applicable provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Holders thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

(b) Use its commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order stopping or suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable time.

(c) Comply with all applicable rules and regulations of the Commission.

4. Registration Expenses. All fees and expenses incident to the performance of or compliance with, this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement.

5. Miscellaneous.

(a) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities pursuant to a Registration Statement.

(b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of a majority of the then outstanding Registrable Securities (for purposes of clarification, this includes any Registrable Securities issuable upon exercise or conversion of any Security).

(c) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder.

(d) Execution and Counterparts. This Agreement may be executed in counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

(e) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the laws of the State of California.

(f) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

(g) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(h) Headings. The headings in this Agreement are for convenience only, do not constitute a part of the Agreement and shall not be deemed to limit or affect any of the provisions hereof.

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

INTERNATIONAL STEM CELL CORPORATION

By:	/s/ Mahnaz Ebrahimi
Name:	Mahnaz Ebrahimi
Title:	CFO

ANDREY SEMECHKIN

/s/ Andrey Semechkin
Andrey Semechkin

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